Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

First Amendment to Exclusive License Agreement

This First Amendment to the Exclusive License Agreement (the “First Amendment”) effective as of August 7, 2023 (the “Amendment Effective Date”), is made by and between Erasca, Inc. (“Erasca”) and Novartis Pharma AG (“Novartis”) and amends the Exclusive License Agreement between the parties, dated December 9, 2022 (the “Agreement”).

BACKGROUND

WHEREAS, the Parties wish to amend the Exclusive License Agreement to reflect certain changes with respect to support by Novartis to Erasca with respect to data and documentation for Erasca filings with regulatory authorities. Unless otherwise defined herein, capitalized terms will have the definitions given them in the Agreement.

Now, therefore, the Parties hereby agree as follows:

1)
New Section 5.6.7. A new Section 5.6.7 is added as follows:

“5.6.7 Notwithstanding the provisions of Section 5.6.2:

(a)
Upon request by Erasca after receipt of a request, inquiry, or notice from a Regulatory Authority, Novartis shall use Commercially Reasonable Efforts to, within [***] business days of such request from Erasca, answer questions and/or provide additional information reasonably necessary for Erasca to respond to such Regulatory Authority. If Novartis anticipates being unable to provide such answers and/or information within such [***] business day period using Commercially Reasonable Efforts, Novartis shall promptly inform Erasca of the time in which such answers and information will be provided and Novartis shall use Commercially Reasonable Efforts to provide such answers and/or information within such modified time period.

(b)
In addition to the obligations of Novartis in Section 5.6.7(a), upon request by Erasca, Novartis shall use Commercially Reasonable Efforts to, within [***] business days of such request from Erasca, answer questions, respond to requests related to Erasca’s preparation of briefing documents with Regulatory Authorities, and/or correct errors or discrepancies regarding data previously provided to Erasca and/or provide additional information reasonably necessary to answer such questions/requests or correct such errors or deficiencies. If Novartis anticipates being unable to provide such answers and information within such [***] business day period using Commercially Reasonable Efforts, Novartis shall promptly inform Erasca of the time in which such answers and information will be provided and Novartis shall use Commercially Reasonable Efforts to provide such answers and/or information within such modified time period.

(c)
These obligations shall continue after December 31, 2023.

(d)
Beginning on [***], any activities performed by Novartis pursuant to this Section 5.6.7 shall be subject to the payment terms provided in Section 5.6.3.

2)
Amendment and Restatement of the Antepenultimate and Penultimate Sentence of Section 5.8. The antepenultimate (i.e., third from the last) sentence and penultimate (i.e., second from the last) sentence of Section 5.8 shall each be deleted in their entirety and replaced with the following:

“The pick-up of each shipment of Material must be completed by Erasca by the later of: (a) [***] days after Novartis provides written notice to Erasca that any such Material is available for pick-up, and (b) [***] (the “Material Pick-Up Period”). Notwithstanding anything to the contrary in Section 5.8.2(d), there shall be no more than [***] additional shipments of Material after the Amendment Effective Date that is drug substance from Novartis to Erasca and no more than [***] shipments from each Novartis location of each type of other Material from Novartis to Erasca. Any such Material not picked up by the end of the Material Pick-Up Period may be disposed of by Novartis, in Novartis’ sole discretion.”

3)
Entire Agreement. This First Amendment, together with the Agreement, constitute the entire agreement between the Parties. All other terms and provisions of the Agreement, except as expressly amended by this First Amendment, remain in full force and effect.

4)
Execution by Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and together shall be deemed one and the same instrument.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to be executed by their duly authorized representatives.

ERASCA, INC.

By: /s/ Jonathan Lim

Name: Jonathan Lim

Title: Chairman and CEO

Date: August 10, 2023

NOVARTIS INTERNATIONAL PHARMACEUTICAL AG

By: /s/ Simone Pfirter

Name: Simone Pfirter

Title: Head NIBR General Legal Europe

Date: August 7, 2023

By: /s/ Petra Grohmann-Moesching

Name: Petra Grohmann-Moesching

Title: Head Finance NIBR Europe

Date: August 10, 2023